Exhibit 10.1

AMENDMENT NO. 5 TO CREDIT AGREEMENT

     AMENDMENT NO. 5, dated as of October 26, 2007 (this “Amendment”), to the Fifth Amended and Restated Credit Agreement, dated as of April 9, 1997 and amended and restated as of May 19, 2004 (as heretofore amended, the “Credit Agreement”), among FOOT LOCKER, INC. (the “Company”), the SUBSIDIARIES party thereto, the BANKS party thereto, THE BANK OF NEW YORK, as Administrative Agent, LC Agent and Swingline Bank (the “Administrative Agent”), the CO-SYNDICATION AGENTS and CO-DOCUMENTATION AGENTS party thereto and the JOINT LEAD ARRANGERS party thereto.

     WHEREAS, the Company has requested the Agents and the Banks to amend the Credit Agreement as set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Extension of Revolver Termination Date. (a) The definition of “Termination Date” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

     “Termination Date” means (i) in respect of any Term Loan, May 19, 2009 and (ii) in respect of the Revolver Commitment, the Swingline Commitment, any Loan (other than a Term Loan), Swingline Loan or Letter of Credit, May 19, 2010, or, in each case, if such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day.

     (b)      Mortgages. If the Commitment Extension Effective Date (as defined below) occurs, the Company and each Subsidiary that has entered into any mortgage in connection with the Credit Agreement shall, as soon as practicable using commercially reasonable efforts, but within 60 days of the Commitment Extension Effective Date or such longer period as the Administrative Agent shall agree (i) enter into such amendments or supplements thereto or other instruments or agreements, each in form and substance satisfactory to the Administrative Agent, as may be necessary or desirable in order to continue and preserve the perfection and priority of the security interest granted by such mortgage, and (ii) deliver such certificates, evidences of corporate or other organizational actions, notations and registrations, financing statements, opinions of counsel, powers of attorney and other documents relating thereto as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent.

     SECTION 3.   Other Amendments.

     (a)      Definitions. (i) The following definition is inserted in Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Amendment 5 Effective Date” means October 26, 2007.

     (b)      Section 5.10 of the Credit Agreement is amended and restated in its entirety to read as follows:

Section 5.10. Fixed Charge Coverage Ratio. At the end of each Fiscal Quarter during each Fiscal Year listed below, the Fixed Charge Coverage Ratio will not be less than the ratio set forth below opposite such period:

Fiscal Quarter	Minimum Ratio
All Fiscal Quarters of Fiscal Year 2004	1.75:1
All Fiscal Quarters of Fiscal Year 2005	1.80:1
All Fiscal Quarters of Fiscal Year 2006	1.85:1
The first, second and third Fiscal Quarters of Fiscal Year 2007	1.90:1
The fourth Fiscal Quarter of Fiscal Year 2007	1.25:1
The first Fiscal Quarter of Fiscal Year 2008	1.25:1
The second, third and fourth Fiscal Quarters of Fiscal Year 2008	1.50:1
All Fiscal Quarters of Fiscal Year 2009	1.75:1
All Fiscal Quarters of Fiscal Year 2010	2.00:1

     (c)      Section 5.15 of the Credit Agreement is amended and restated in its entirety to read as follows:

Section 5.15. Restricted Payments. Neither the Company nor any Subsidiary will declare or make any Restricted Payment on any date (with respect to any proposed Restricted Payment, a “Measurement Date”), except that:

      (i) the Company may make Restricted Payments consisting of (1) repurchases of its common stock pursuant to employee stock plans in an aggregate amount not to exceed $2,000,000 in any Fiscal Year; and (2) payments in respect of shareholders rights plans in an aggregate amount not to exceed $1,750,000;

     (ii) the Company may, subject to the proviso at the end of this Section 5.15, declare or make Restricted Payments so long as the aggregate amount of Restricted Payments made pursuant to this clause in any Fiscal Year does not exceed (1) for all Fiscal Years until and including Fiscal Year 2007, 50% of the consolidated net income from continuing operations of the Company and its Consolidated Subsidiaries for the then most recently ended Fiscal Year with respect to which the Company has delivered the financial statements described in Section 5.01(a), (2) for Fiscal Year 2008, $90,000,000 and (3) for each Fiscal Year thereafter, $100,000,000; and

      (iii) the Company may, subject to the proviso at the end of this Section 5.15, repurchase shares of its capital stock so long as the aggregate amount expended pursuant to this clause (iii) after March 7, 2007 and during the term of this Agreement does not exceed $300,000,000; provided that no more than $50,000,000 in the aggregate may be expended after the Amendment 5 Effective Date pursuant to this clause (iii) unless the Fixed Charge Coverage Ratio is at least 2.0 to 1.0 with respect to the Fiscal Quarter immediately preceding such repurchase and the Company has delivered the financial statements described in 5.01(a) with respect to Fiscal Year 2007;

provided that no stock repurchase or other Restricted Payment shall be declared or made pursuant to clause (ii) or clause (iii) of this Section unless (x) immediately before and after giving effect thereto, no Default has occurred and is continuing and (y) the Company is in compliance with the Fixed Charge Coverage Ratio test in Section 5.10 for the period of four consecutive Fiscal Quarters most recently ended prior to the relevant Measurement Date and with respect to which the Company has delivered the financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), as the case may be.

     SECTION 4.   Representation and Warranties. The Company and each other Obligor represents and warrants that, on and as of the Amendment Effective Date (as defined below) and the Commitment Extension Effective Date and immediately after giving effect to this Amendment (or the portion thereof that becomes effective on such date), (a) the representations and warranties of the Obligors contained in the Loan Documents are true and (b) no Default has occurred and is continuing.

     SECTION 5.   Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 6.   Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 7.   Effectiveness. This Amendment (other than Section 2 hereof) shall become effective as of the date (the “Amendment Effective Date”) of receipt by the Administrative Agent of:

     (a)      a counterpart hereof signed by each of the Company, the Subsidiary Borrowers and the Required Banks (or a facsimile or other written confirmation (in form reasonably satisfactory to the Administrative Agent) that each such party has signed a counterpart hereof);

     (b)      with respect to each Bank that shall have delivered a signed counterpart hereof to the Administrative Agent as set forth in clause (a) above at or prior to 5:00 p.m., New York City time, on October 25, 2007, an amendment fee payable by the Company for the account of each such Bank in an amount equal to 0.025% of the sum of such Bank’s Revolver Commitment (whether used or unused) and the principal amount of such Bank’s outstanding Term Loans;

     (c)      payment of all invoiced accrued costs, fees and expenses relating to the Credit Agreement or any other Loan Document (including, without limitation, all fees and expenses payable pursuant to Section 9.03(a)(ii) of the Credit Agreement); and

     (d)      a certificate from the chief executive officer, chief financial officer or treasurer of the Company certifying as to the matters set forth in Section 3 of this Amendment.

     SECTION 8.      Effectiveness of Commitment Extension. Section 2 of this Amendment shall become effective as of the date (the “Commitment Extension Effective Date”) of receipt by the Administrative Agent of:

     (a)   a counterpart hereof (which may be the same counterpart delivered by such Person pursuant to Section 7(a)) signed by each of the Company, the Subsidiary Borrowers and each of the

Banks (or a facsimile or other written confirmation (in form reasonably satisfactory to the Administrative Agent) that each such party has signed a counterpart hereof);

     (b)   a commitment extension fee payable by the Company for the account of each Bank in an amount equal to 0.025% of such Bank’s Revolver Commitment (whether used or unused);

     (c)   payment of all invoiced accrued costs, fees and expenses relating to the Credit Agreement or any other Loan Document (including, without limitation, all fees and expenses payable pursuant to Section 9.03(a)(ii) of the Credit Agreement); and

     (d)   a certificate from the chief executive officer, chief financial officer or treasurer of the Company certifying as to the matters set forth in Section 3 of this Amendment.

[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

FOOT LOCKER, INC.

By:	/s/ John A. Maurer
Name: John A. Maurer
Title: Vice President and Treasurer

Subsidiary Borrowers:

FOOTLOCKER.COM, INC.

By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

FOOT LOCKER RETAIL, INC.

By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

TEAM EDITION APPAREL, INC.

By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

FOOT LOCKER STORES, INC.

By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

FOOT LOCKER SPECIALTY, INC.

By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

FOOT LOCKER EUROPE B.V.

By:	/s/ Peter D. Brown
	Name:	Peter D. Brown
	Title:	Attorney-in-Fact

FOOT LOCKER AUSTRALIA, INC.

By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

FOOT LOCKER CANADA
CORPORATION

By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

THE BANK OF NEW YORK, as
Administrative Agent, LC Agent,
Swingline Bank and Bank

By:	/s/ David B. Wirl
	Name:	David B. Wirl
	Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Thomas J. Kane
	Name:	Thomas J. Kane
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Jules Panno
	Name:	Jules Panno
	Title:	Vice President

WACHOVIA BANK, NATIONAL
ASSOCIATION

By:	/s/ Susan T. Gallagher
	Name:	Susan T. Gallagher
	Title:	Vice President

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:	/s/ Donald P. Schwartz
	Name:	Donald P. Schwartz
	Title:	Sr. Vice President

U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ Michael P. Dickman
	Name:	Michael P. Dickman
	Title:	Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ Todd Meller
	Name:	Todd Meller
	Title:	Managing Director

BANCO POPULAR PUERTO RICO

By:	/s/ Hector J. Gonzalez
	Name:	Hector J. Gonzalez
	Title:	Vice President